Exhibit 99.2

A Global Disease, A Pioneering Treatment Corporate Presentation May 2021

CORPORATE HIGHLIGHTS - CONFIDENTIAL -

EXTENSIVE DEVELOPMENT AND COMMERCIALIZATION EXPERIENCE INVOLVED IN 20+ MEDICINE APPROVALS



Andrew Cheng, MD, PhD | President & CEO

- 19 years at Gilead
- Chief Medical Officer & HIV Division Head
- Major role in 11 NDA/MAA approvals



Tim Rolph, D.Phil | Founder & CSO

- Over 30 years at Pfizer & Glaxo
- CSO of Pfizer's cardiovascular and metabolic disease unit
- Head of Groton & UK Discovery Research, Pfizer
- Major role in discovery and early clinical evaluation of two medicines: Selzentry (HIV) and Steglatro (Diabetes)



Jonathan Young, PhD, JD | Founder, EVP & COO

- Over 15 years in biotechnology product development, law and regulatory policy
- General Counsel and VP Policy, Braeburn
- Partner and General Counsel, FoxKiser



Kitty Yale | EVP & Chief Development Officer

- Over 25 years at Gilead, Roche, Pfizer
- VP, Gilead Worldwide Clinical Operations
- Major role in 8 global approvals NDA, MAA, JNDA and CFDA



William White | EVP, CFO & Head of Corporate Development

- 18 years in life sciences investment banking at Goldman Sachs, Citigroup and Deutsche Bank
- Most recently, Head of US Life Sciences Investment Banking at Deutsche Bank
- Advised on more than $70bn in M&A and $25bn in financing transactions

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NASH: A SERIOUS AND DEBILITATING MULTI-SYSTEM DISEASE NASH epidemic fueled by rise in obesity and diabetes No treatments currently available An estimated 17 million Americans have NASH, with expectation that population will grow >50% by 2030 The number of NASH patients with advanced-stage fibrosis and cirrhosis is predicted to grow to 8 million in the US by 2030, an increase of approximately 140% from 2015 NASH is a leading cause of liver transplantation in the US and Europe The leading cause of death for NASH patients is cardiovascular disease - CONFIDENTIAL -

CIRRHOTIC NASH PATIENTS HAVE POOR PROGNOSIS Liver-related mortality rate increases substantially from F3 to F4 fibrosis ~60% 5-year mortality for F4 NASH patients absent transplant Fibrosis Stage Survival Free of Liver Transplantation 0 0 Cumulative Survival (%) Rate (per 1,000 PYF) 15 10 5 0 F0F1F2F3F4 Fibrosis Stage Dulai, PS et al. (2017) Hepatology 65:1557-65 Follow-up (years) - CONFIDENTIAL - 5

EFX ENGINEERING POTENTIALLY OPTIMAL FOR NASH EFFICACY, WITH CONVENIENT ONCE-WEEKLY DOSING Key attributes Akero proprietary Fc-FGF21, Point mutations Increases half-life from < 2 hours to 3-4 days High affinity for β-Klotho Better translation to human pharmacology Balanced potency at FGFR1c, 2c, 3c Inactive at FGFR4 Stanislaus, S et al. (2017) Endocrinology 158(5): 1314-27; Lee, S et al. (2018) Nature 553: 501-505; Kharitonenkov, A et al. (2007) - CONFIDENTIAL - 6

EFX ACTS ON TWO MAJOR SOURCES OF LIVER FAT WITH POTENTIAL FOR OPTIMAL REDUCTION Sources of Fat Flowing into and Through Liver for NASH Patients Acting on both hepatic and peripheral sources of liver fat is key to optimizing liver fat reduction Dietary Fat (10-20%) Liver: De Novo Lipogenesis (30-40%) FGFR2c, 3c Adipose Tissue: Lipolysis (40-50%) FGFR1c Source of Liver Fat FGF Receptor EFX Activity Lipolysis FGFR1c ✓ De Novo Lipogenesis FGFR2c FGFR3c ✓ Lambert, JE et al. (2014) Gastroenterology 146(3): 726-35 - CONFIDENTIAL -

EFX DIRECT AND INDIRECT ANTI-FIBROTIC EFFECTS Kupffer Cell Activation Hepatocyte Stress & Death Direct EffectIndirect Effect Fibrosis - CONFIDENTIAL - *Cited literature available on company website 8

PHASE 2A TRIAL (BALANCED) DESIGN (F1-F3 NASH)


16 WEEKS
Screening
Biopsy-Confirmed NASH
Randomization
Placebo (n=20)
28mg EFX (n=20)
50mg EFX (n=20)
70mg EFX (n=20)
Safety Follow-Up
Responder Paired Biopsies
Primary Endpoint
Absolute Liver Fat
Key Secondary Endpoints
Relative Liver Fat
Response Rate
ALT
Key Exploratory Efficacy Endpoints
2-Point NAS Improvement
Fibrosis Improvement
NASH Resolution
Serum Pro-C3
Screening
Week 6
Week 12
Post-Treatment
Liver Biopsy
MRI-PDFF
Subjects achieving ≥30% relative reduction of hepatic fat at week 12 eligible for post-treatment biopsy; biopsy scoring based on NASH CRN

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PHASE 2A EXPANSION COHORT C TRIAL DESIGN (F4 NASH) Screening Randomization Primary Endpoint Safety & tolerability 16 Weeks Placebo (n=10) EFX 50 mg (n=20) Liver Biopsy FibroScan Fibrosis Biomarkers (ELF, Pro-C3) * * Protocol amended to include voluntary end-of-treatment biopsies - CONFIDENTIAL -

BASELINE DEMOGRAPHICS: MAIN STUDY & COHORT C a Full Analysis Set, F1-F3 (all subjects randomized into the BALANCED main study); b Full Analysis Set, F4 (all subjects randomized into BALANCED Cohort C [except where - CONFIDENTIAL - 11

HIGH RATES OF FIBROSIS IMPROVEMENT AFTER 16 WEEKS ACROSS ALL DOSE GROUPS (F1-F3 NASH)


Fibrosis Improvement ≥1 Stage and No Worsening of NASH[1,2]
70%
60%
50%
40%
30%
20%
10%
0%
0%
48%
19
46%
6
62%
8
36%
5
Placebo N=2
All EFX N=40
28mg N=13
50mg N=13
70mg N=14

Biopsy Reading

- All baseline and end-of-treatment biopsies were centrally read by a single NASH-CRN pathologist
- Baseline biopsies were not re-read with end-of-treatment biopsies
- All biopsies were read blinded to both treatment assignment and patient

[1] Improvement in liver fibrosis greater than or equal to one stage and no worsening of NASH (defined as no increase in NAS for ballooning, inflammation, or steatosis)

[2] Secondary and exploratory histological endpoints were not powered for statistical significance

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Source Data: Liver Biopsy Evaluable Analysis Set, F1-F3 (all BALANCED main study responders who had baseline and end-of-treatment liver biopsy results)

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FIBROSIS IMPROVEMENT IN F2-F3 PATIENTS: HALF OF PATIENTS IMPROVED 2 STAGES All EFX Patients (n=40) Baseline F2-F3 EFX Patients (n=22) 68% 23% 9% Change in liver fibrosis Improved No Change 68% 2-Stage Improvement (n=11, 50%) 1-Stage Improvement (n=4, 18%) 35% Worsened 23% 10%9% - CONFIDENTIAL -

HIGH RATE OF FIBROSIS IMPROVEMENT AFTER ONLY 16 WEEKS AMONG CIRRHOTIC PATIENTS (F4 NASH) 33% 0% 4 Biopsy Reading All baseline and end-of-treatment biopsies were read by a single NASH-CRN pathologist All biopsies were read blinded to both treatment assignment and patient Baseline biopsies were read independently of end-of-treatment biopsies, in random fashion and not paired Baseline Biopsy Timing Mean time from historical biopsy to patient screening = 6 months Fibrosis Improvement ≥1 Stage Without Worsening of NASH1,2 40% 30% 20% 10% 0% Placebo n=5 EFX 50mg n=12 - CONFIDENTIAL - Source Data: Liver Biopsy Analysis Set, F4; Topline preliminary data14

RAPID IMPROVEMENTS IN FIBROSIS BIOMARKERS CONSISTENT WITH HISTOLOGICAL IMPROVEMENTS (F1-F3 NASH) Pro-C3, LS Mean Change from Baseline Pro-C3, LS Mean (ug/L) 10% 0% -10% BLW1W4W8W12 -20% -30% -40% -50% Dose Group Baseline Δ Week 12 Placebo 16.1 -1.5 28mg 19.2 -6.1*** 50mg 16.2 -5.9*** 70mg 17.2 -6.7*** *** *** *** *** *** *** *** *** Enhanced Liver Fibrosis (ELF) Score, LS Mean Dose Group Baseline Δ Week 12 Placebo 9.4 0.0 28mg 9.5 -0.7*** 50mg 9.5 -0.8*** 70mg 9.6 -0.4* *** p<0.001, versus placebo (MMRM) * p<0.05, *** p<0.001 versus placebo (ANCOVA) - CONFIDENTIAL -

IMPROVEMENTS IN FIBROSIS BIOMARKERS IN CIRRHOTIC NASH PATIENTS SUPPORT HISTOLOGY RESULTS (F4 NASH) LS Mean Change From Baseline to Week 16 Liver Stiffness1 (kPa) 0 -1 -1.9 -2 -3 -4 -5 -5.7†† -6 PlaceboEFX 50mg n=10n=20 Pro-C3 (µg/L) 0 -2 -3.4 -4 -6 -8 -9.0* -10 PlaceboEFX 50mg n=10n=20 ELF Score 0.3 0.2 +0.3 0.1 0.0 -0.1 -0.2 -0.3 -0.4** -0.4 PlaceboEFX 50mg n=10n=20 1 Measured by FibroScan †† p<0.01, versus baseline (ANCOVA) p<0.05, versus placebo (ANCOVA) ** p<0.01, versus placebo (ANCOVA) - CONFIDENTIAL - Liver Stiffness Analysis Set, F4 (all Cohort C subjects with baseline and interpretable on-study measure of Liver Stiffness); Topline preliminary data16

INTERPRETING THE RAPID REVERSAL OF FIBROSIS OBSERVED IN NASH PATIENTS TREATED WITH EFX ↓ Inflammation↓ Liver fat ↓ Collagen Synthesis ↓ Hepatocyte Stress Directly anti-fibrotic Indirectly anti-fibrotic EFX Fibrosis reversal in cirrhotic patients (F4), two-stage improvement of fibrosis in F2/F3 patients, and corroborating non-invasive markers of fibrosis improvement likely reflects direct anti-fibrotic activity Fibrosis reversal is especially advantageous for cirrhotic patients who face high risk of mortality and severe morbidity Addressing underlying NASH disease drivers may indirectly contribute to fibrosis reversal for F1-F3 patients with adequate time for the liver to regenerate Redress of the underlying NASH disease drivers is necessary to sustain fibrosis reversal in F1-F4 Supports broader metabolic improvements - CONFIDENTIAL -

SUBSTANTIAL REDUCTIONS IN LIVER FAT AT WEEK 12 ACROSS ALL DOSE GROUPS (F1-F3 NASH) MRI-PDFF Images for Patient Treated with 50mg EFX Baseline 22.2% Liver Fat Week 12 2.0% Liver Fat (↓90%) Proton Density Fat Fraction (PDFF) Analyzed with LiverMultiScan LS Mean Reduction in Liver Fat Placebo 28mg 50mg 70mg 0 -3 -0% -6 -9 -63% -12 -71% -12.3*** -72% -15 -13.4*** -14.1*** Absolute Reduction (%) - CONFIDENTIAL -

SUBSTANTIAL REDUCTIONS IN MARKERS OF LIVER INJURY AFTER 16 WEEKS OF TREATMENT (F1-F3 NASH) ALT, LS Mean Change from Baseline AST, LS Mean Change from Baseline 40% BL W1W4W8W12W16W20 40% BL W1W4W8W12W16W20 20% 20% 0%0% -20% -40% -60% *** *** *** *** *** *** *** *** *** ** ** *** -20% -40% -60% *** *** *** *** *** *** *** *** *** *** *** *** Placebo28mg50mg70mg ** p<0.01, *** p<0.001, versus placebo (MMRM) Placebo28 mg50 mg70 mg *** p<0.001, versus placebo (MMRM) Similar dose-related improvements observed for GGT & ALP - CONFIDENTIAL -

HIGH RESPONSE RATES ON NASH RESOLUTION AFTER 16 WEEKS ACROSS ALL DOSE GROUPS (F1-F3 NASH) NASH Resolution1,2 and No Worsening of Fibrosis 70% 60% 54% 50%46%43% 40% 30% 676 10% 0% Placebo N=2 All EFX N=40 28mg N=13 50mg N=13 70mg N=14 2 Secondary and exploratory histological endpoints were not powered for statistical significance - CONFIDENTIAL - Source Data: Liver Biopsy Evaluable Analysis Set, F1-F320

NASH RESOLUTION ALSO OBSERVED IN CIRRHOTIC PATIENTS (F4 NASH) NASH Resolution1,2 30% 20% 10% 0% Placebo n=5 EFX 50mg n=12 25% 0% ≥2 Point NAS Reduction 1 NAS score of 0 or 1 for lobular inflammation and a score of 0 for ballooning 2 Study not powered to assess statistical significance of histological endpoints - CONFIDENTIAL -

DRUG-RELATED TREATMENT-EMERGENT ADVERSE EVENTS (TEAE) (F1-F3 NASH) *Across EFX dose groups a Muscular Weakness & Myalgia; b Nausea, Vomiting & Dysgeusia; Panic Attack and Anxiety-Linked Tremor; c Dysphagia (Not Drug Related); Acute Pancreatitis (also an SAE); Vomiting; Fatigue & Nausea; d Related to pre-dosing liver biopsy - CONFIDENTIAL -

TOLERABILITY OVERVIEW (F4 NASH) Most Frequent (>15%) Drug-Related AEs Placebo (N=10) EFX 50mg (N=17) Diarrhea 1 (10%) 7 (41%) Nausea 1 (10%) 5 (29%) Injection site reaction 0 5 (29%) Injection site erythema 0 4 (24%) Headache 0 3 (18%) TEAE/SAE Disposition Placebo EFX 50mg Study Discontinuations 1a 1b Serious Adverse Events (SAE) 1c 0 Deaths 0 0 Key Observations Encouraging tolerability given population with more advanced disease All injection site AEs Grade 1 No reports of tremor a Withdrawal of consent b abdominal distension, constipation, diarrhea, pruritus c pulmonary embolism - CONFIDENTIAL - at baseline who received at least one dose of study drug); Topline preliminary data23

WEIGHT LOSS OBSERVED FOR ALL DOSE GROUPS (F1-F3 NASH) Mean Change in Body Weight (kg) BL W1 W4 W8 W12 W16 0 -1 -2 -3 -4 Placebo 28mg 50mg 70mg Mean Change in Body Weight at Week 16 (kg) +0.1 0 -1 -0.3 -2 -2.3 -3 -3.7 -4 Placebo28mg 50mg 70mg - CONFIDENTIAL -

IMPROVED LIPOPROTEIN PROFILE (F1-F3 NASH) LS Mean Change From Baseline to Week 16 (%) Triglycerides 10% 0% -10% +6% -20% -30% -40% -39% *** -48% -46% -50% *** Placebo 28mg50mg *** 70mg HDL Cholesterol 50% 40% *** *** +39% +41% 30% *** +34% 20% 10% +4% 0% Placebo 28mg50mg70mg Non-HDL Cholesterol 0% -5% -1% -10% -15% -15% * -20% -22% *** -17% ** -25% Placebo 28mg50mg70mg LDL Cholesterol 0% 0% -5% -2% -6% -10% -15% -16% * -20% Placebo 28mg50mg70mg *** p<0.001, versus placebo (ANCOVA) *** p<0.001, versus placebo (ANCOVA) * p<0.05, ** p<0.01, *** p<0.001, versus placebo (ANCOVA) * p<0.05, versus placebo (ANCOVA) - CONFIDENTIAL -

CLINICALLY MEANINGFUL IMPROVEMENTS IN GLYCEMIC CONTROL AFTER 16 WEEKS (F1-F3 NASH) LS Mean Change From Baseline to Week 16 (%) Type 2 DM Patients (N=41) 0.1 0.0 -0.1 -0.2 -0.3 -0.4 -0.5 -0.6 -0.7 -0.8 -0.9 +0.0 +0.1 -0.6 Placebo 28mg50mg -0.9 ** 70mg HbA1c1 Type 2 DM Patients (N=41) 20% 10% 0% -10% -5% -20% -27% -30% Placebo 28mg -28% * 50mg -33% * 70mg C-Peptide2 All Patients (N=80) 0.1 0.0 -0.1 -0.2 -0.3 -0.4 -0.5 -0.6 -0.7 -0.8 -0.9 +0.1 -0.1 -0.4 -0.5 * ** Placebo 28mg 50mg70mg All Patients (N=80) 20% +21% 10% 0% -10% -20% -24% -22% -29% * * -30% * Placebo 28mg50mg70mg * p<0.05, ** p<0.01, versus placebo (ANCOVA) 2 Relative percent change from baseline * p<0.05, versus placebo (ANCOVA) - CONFIDENTIAL -

NASH DEVELOPMENT LANDSCAPE: FIBROSIS IMPROVEMENT (F1-F3) Proportion of Subjects with ≥1 Stage Improvement in Fibrosis and No Worsening of NAS1 Efruxifermin 16 Wks (Ph2a) Weekly Injection Lanifibranor 24 Wks (Ph2b) Daily Oral Aldafermin 24 Wks (Ph2a) Daily Injection Resmetirom 36 Wks (Ph2a) Daily Oral Seladelpar 52 Wks (Ph2a) Daily Oral Semaglutide 72 Wks (Ph2b) Daily Injection Ocaliva 78 Wks (Ph3) Daily Oral 24 Wks Increasing dosing duration 78 Wks 48% 34% 36% 62% 48% 0% 24% 18% 32% 20% 24% 12% 23% PboAll EFX 50mg Pbo0.8g1.2g Pbo1mg PboAll Pbo20mg50mg Pbo0.2mg 0.4mg Pbo10mg25mg (N=2) (N=40) (N=13) (N=62) (N=63) (N=69) (N=22) (N=50) (N=34) (N=79) (N=25) (N=42) (N=46) (N=80) (N=78) (N=82) (N=311)(N=312)(N=308) Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. No head-to-head clinical trials have been conducted. Inventiva (2020) June 16 Corporate Presentation; NGM Bio (2020) June 3 Corporate Presentation; Harrison, S et al. (2019) Lancet 394(10213):2012-24; CymaBay (2020) March 12 Press Release; Novo Nordisk (2020) June 19 R&D Investor Presentation; Younossi Z et al. (2019) Lancet 394(10215):2184-96. All trademarks are the property of their respective owners. - CONFIDENTIAL -

COHORT C RESULTS IN CONTEXT: FIBROSIS IMPROVEMENT* (F4)

Fc-FGF21	ASK-1	ACC	FXR	GAL-3	LOXL2
akero	GILEAD	GILEAD	GILEAD	Galmed Pharmaceuticals	GILEAD
Efruxifermin	**Selonsertib**	**Firsocostat**	**Cilofexor**	**Belapectin**	**Simtuzumab**
16 Wks (Ph2a)	48 Wks (Ph3)	48 Wks (Ph2b)	48 Wks (Ph2b)	52 Wks (Ph2b)	96 Wks (Ph2b)
SC Injection	Oral	Oral	Oral	Oral	IV infusion



48 Wks
Increasing dosing duration
96 Wks
0
33
Pbo (n=5)
EFX 50mg (n=12)
13
13
14
Pbo (n=172)
6mg (n=351)
18mg (n=354)
14
15
Pbo (n=21)
20mg (n=20)
14
16
Pbo (n=21)
30mg (n=19)
2
7
5
Pbo (n=45)
2mpk (n=46)
8mpk (n=41)
8
8
13
Pbo (n=75)
200mg (n=75)
700mg (n=79)

** Results from all publicly reported NASH studies for single agents in F4 patients reporting either ≥ 1-stage fibrosis improvement (belapectin and simtuzumab) or ≥ 1-stage fibrosis improvement and no worsening of NASH (EFX, selonsertib, firsocostat and cilofexor); numerical values represent percent responders*

Harrison, SH et al. (2020) J Hepatol 73(1):26-39; Loomba, R et al. (2020) Hepatol 73(2):625-43; Chalasani, N et al. (2020), Gastro 158:1334–45; Harrison, SH et al. (2018) Gastro 155:1140-53

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. No head-to-head clinical trials have been conducted.

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NASH DEVELOPMENT LANDSCAPE: NASH RESOLUTION (F1-F3) Proportion of Subjects with Resolution of NASH and No Worsening of Fibrosis1 Efruxifermin 16 Wks (Ph2a) Weekly Injection Lanifibranor 24 Wks (Ph2b) Daily Oral Aldafermin 24 Wks (Ph2a) Daily Injection Resmetirom 36 Wks (Ph2a) Daily Oral Seladelpar 52 Wks (Ph2a) Daily Oral Semaglutide 72 Wks (Ph2b) Daily Injection 24 Wks 40% 49% 23% 50% 48% Ocaliva 78 Wks (Ph3) Daily Oral Increasing dosing duration 47% 78 Wks 24% 25% 26% 19% 23% 9% 8% 8% 11% 12% Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. No head-to-head clinical trials have been conducted. Inventiva (2020) June 16 Corporate Presentation; NGM Bio (2020) June 3 Corporate Presentation; Harrison, S et al. (2019) Lancet 394(10213):2012-24; CymaBay (2020) March 12 Press Release; Novo Nordisk (2020) June 19 R&D Investor Presentation; Younossi Z et al. (2019) Lancet 394(10215):2184-96. All trademarks are the property of their respective owners. - CONFIDENTIAL -

NEXT STEPS FOR EFX: PARALLEL 2B TRIALS IN F2/F3 & F4 Phase 2aPhase 2b F1-F3 F4 F2/F3 F4 - CONFIDENTIAL -

PHASE 2B (F2/F3) TRIAL DESIGN (HARMONY)

Key Inclusion Criteria
- F2-3 NASH
- NAS ≥4
- Liver fat ≥8%

Phase 2b Primary Endpoint
- Fibrosis Improvement

Key Secondary Efficacy Endpoints
- NASH Resolution
- Fibrosis Markers
- Lipoproteins
- Glycemic Control
- Weight Change
- MRI-PDFF
- Liver Injury Markers



24 Weeks
Long-Term Safety Follow-Up
Phase 2b
Screening
Randomization
Placebo
EFX 28mg
EFX 50mg
Placebo
EFX*
Liver Biopsy
MRI-PDFF
EOP2 Meeting
Phase 3 Initiation*

** Phase 3 protocol finalization expected after end-of-Phase 2 meeting with FDA*

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STRONG FINANCIAL POSITION COMPLETED UPSIZED FOLLOW-ON OFFERING July 10 , 2020 ~$106M Raised in aggregate gross proceeds ~$216M Raised in aggregate gross proceeds ~$250M Current cash, cash equivalents and marketable securities are expected to be sufficient to fund current operating plan into the third quarter of 2023 - CONFIDENTIAL -

CONSISTENT RECORD OF MILESTONE DELIVERY



Amgen License
$45M Series A
June
$45.5M Series B
December
~$106M Upsized IPO
June
BALANCED Initiation
July
BALANCED F1-F3 MRI-PDFF Read-out
March
BALANCED F1-F3 Liver Biopsy Read-out
June
~$216M Upsized Offering
July
HARMONY F2/F3 Ph2b Initiation
February
BALANCED F4 Liver Biopsy Read-out
March
SYMMETRY F4 Ph2b Initiation
2H (Expected)
HARMONY F2/F3 Ph2b Read-out
3Q (Expected)
2018
2019
2020
2021
2022

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Backup Slides

Randomized (80) Randomized Not Dosed EFX (1) Dosed (79) Week 12 MRI-PDFF (68) Non-Responders Placebo (18) MRI-PDFF Responders (50) (≥ 30% Relative Reduction) Biopsies Not Collected Due to COVID-19 EFX (8) - CONFIDENTIAL -

Randomized/Dosed (n=30) Confirmed F4 (n=27 ) Not Confirmed F4 by central reader (3) Discontinued (2) Withdrawn Consent Placebo (1) Due to AEs EFX(1) Did not consent to end-of-treatment biopsy (8) - CONFIDENTIAL -

MAGNITUDE OF LIVER FAT REDUCTION (F1-F3 NASH) 1 A single placebo responder lost 25 pounds over 16 weeks (11% weight reduction) - CONFIDENTIAL - Source Data: MRI-PDFF Evaluable Analysis Set (all BALANCED main study subjects who had baseline and Week 12 MRI-PDFF37

EXPANDING EFX TO CIRRHOTIC PATIENT POPULATION (F4) Developing Treatments for Cirrhotic (F4) NASH FDA draft guidance specific for F4 patients Projected ~3.5M US F4 patients in 2030 FDA: The goals of treatment for compensated NASH cirrhosis are to halt or slow progression of fibrosis, prevent clinical decompensation, reduce the need for liver transplantation, and improve survival - CONFIDENTIAL -

CIRRHOSIS REGRESSION IS ASSOCIATED WITH IMPROVED CLINICAL OUTCOMES Pooled treatment groups from STELLAR 4 and simtuzumab cirrhosis study Hazard Ratio: 0.16 p=0.0104 7.2 69/957 1.1 2/176 69/834 0.7 2/300 Liver-related events (%) 6 5 4 3 1 0 Hazard Ratio: 0.08 p=0.0004 8.3 No fibrosis regression Fibrosis regression NASH CRN fibrosis stageIshak fibrosis stage Cirrhosis regression observed in 16% of patients (treatment and placebo groups) over 48 weeks Sanyal A, et al. AASLD TLMdX2020. #90 Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. No head-to-head clinical trials have been conducted. - CONFIDENTIAL -

REDUCTIONS IN MARKERS OF LIVER INJURY (F4 NASH) LS Mean Change from Baseline to Week 16 ALT (U/L) 0 -2 -1.3 -4 -6 -8 -10.3** -10 PlaceboEFX 50mg n=10n=20 AST (U/L) 0 -2 -4.5 -4 -6 -8 -9.6††† -10 PlaceboEFX 50mg n=10n=20 ** p<0.01, versus placebo (ANCOVA) ††† p<0.001, versus baseline (ANCOVA) - CONFIDENTIAL -

IMPROVED LIPOPROTEIN PROFILE (F4 NASH) LS Mean Change From Baseline to Week 16 (%) LDL Cholesterol 20% 15% +16% 10% 5% 0% -5% -8% Triglycerides 10% 5% 0% -5% -10% -15% -20% -25% -30% +1% -29% ** HDL Cholesterol 35% 30% ** +33% 25% 20% 15% 10% 5% +3% Non-HDL Cholesterol 15% 10% 5% 0% -5% -10% -15% +12% -14% *** ** p<0.01, versus placebo (ANCOVA)** p<0.01, versus placebo (ANCOVA)*** p<0.001, versus placebo (ANCOVA) - CONFIDENTIAL -

IMPROVED GLYCEMIC CONTROL; TREND TOWARD WEIGHT LOSS (F4 NASH) LS Mean Change From Baseline to Week 16 (%) HbA1c1 0.3 0.2 +0.1 0.1 0.0 -0.1 -0.2 -0.3 -0.4 -0.4 ** -0.5 PlaceboEFX 50mg n=10n=20 Adiponectin2 100% *** +95% 75% 50% 25% +4% 0% PlaceboEFX 50mg n=10n=20 C-Peptide2 0% -5% -7% -10% -15% -20% -20% †† -25% PlaceboEFX 50mg n=10n=20 Body Weight2 1.0% 0.5% +0.9% 0.0% -0.5% -1.0% -1.5% -2.0% -2.2% -2.5% PlaceboEFX 50mg n=10n=20 1 Absolute change from baseline, % ** p<0.01, versus placebo (ANCOVA) 2 Relative percent change from baseline *** p<0.001, versus placebo (ANCOVA) 2 Relative percent change from baseline †† p<0.01, versus baseline (ANCOVA) 2 Relative percent change from baseline - CONFIDENTIAL -

FGF21 DEVELOPMENT LANDSCAPE Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. No head-to-head clinical trials have been conducted. NR, not reported Sanyal et al (2019) Lancet; 89Bio October 5 Corporate Presentation - CONFIDENTIAL -

Change from Baseline to End of Study Change from Baseline to End of Study Adiponectin 100% 80% 60% 40% 20% 0% -20% pbo2850 QW QW EFX (Akero) pbo 1020 QD QW BMS pbo 182736 QW QW Q2W 89Bio* Triglycerides 10% 0% -10% -20% -30% -40% -50% pbo2850 QW QW EFX (Akero) pbo 1020 QD QW BMS pbo 182736 QW QW Q2W 89Bio* Sanyal et al (2019) Lancet; 89Bio October 5 Corporate Presentation - CONFIDENTIAL -

FGF21 DEVELOPMENT LANDSCAPE: SUMMARY - CONFIDENTIAL -

A Global Disease, A Pioneering Treatment NASDAQ: AKRO